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                                                                    EXHIBIT 3.22

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 01:30 PM 05/06/1999
                                                         991180536 - 3039501

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                       GENERAL CABLE TEXAS OPERATIONS L.P.

         The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

         FIRST. The name of the limited partnership is GENERAL CABLE TEXAS OPERATIONS L.P.

         SECOND. The address of the partnership's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

         THIRD. The name and mailing address of the general partner is as follows:

                  Name                                Mailing Address

                  General Cable Industries, Inc.      4 Tesseneer Drive
                                                      Highland Heights, Kentucky
                                                      41076-9753

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of GENERAL CABLE TEXAS OPERATIONS L.P. as of November 28, 2001.

                                      GENERAL CABLE TEXAS OPERATIONS L.P.

                                      By:  General Cable Industries, Inc.
                                      Its: General Partnership Industries, Inc.

                                      By: /s/ Christopher Virgulak
                                          -------------------------------------
                                      Name:  Christopher Virgulak
                                      Title: Executive Vice President